UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2)
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       CAPITAL ALLIANCE INCOME TRUST LTD.,
                         A REAL ESTATE INVESTMENT TRUST
                            -------------------------
                (Name of Registrant as Specified In Its Charter)

                            -------------------------
                   (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

________________________________________________________________________________








                       CAPITAL ALLIANCE INCOME TRUST LTD.,
                         A REAL ESTATE INVESTMENT TRUST






                          Notice of 2007 Annual Meeting
                               and Proxy Statement










                                November 27, 2007




________________________________________________________________________________

                       Capital Alliance Income Trust Ltd.,
                         A Real Estate Investment Trust
________________________________________________________________________________
          100 Pine Street, Suite 2450 o San Francisco, California 94111
                    Tel: (415) 288-9595 o Fax: (415) 576-1810


November 2, 2007

Dear Shareowner:

You are invited to attend the 2007 Annual Meeting of shareholders to be held on November 27, 2007. The meeting will begin at 10:00 A.M. in the Company's offices at 100 Pine Street, Suite 2450, San Francisco, California.

The Annual Meeting will begin with a report on our operations, followed by discussion and voting on the matters set fourth in the accompanying notice of Annual Meeting and proxy statement and discussion of other business matters properly brought before the meeting. We hope that you are able to attend. Management desires to have the maximum representation of shareowners at the Annual Meeting.

Whether or not you expect to attend, you can ensure that your shares are represented at the Annual Meeting of Shareholders by promptly voting and submitting your proxy by internet, telephone or by completing, signing, dating and returning your proxy form in the enclosed envelope. If you do attend the Annual Meeting, you may withdraw your proxy if you wish to vote in person.

Cordially,



/s/ Richard J. Wrensen
----------------------
Richard J. Wrensen
Chief Executive Officer and President

                       Capital Alliance Income Trust Ltd.,
                         A Real Estate Investment Trust
________________________________________________________________________________
          100 Pine Street, Suite 2450 o San Francisco, California 94111
                    Tel: (415) 288-9595 o Fax: (415) 576-1810

                     NOTICE OF ANNUAL MEETING OF SHAREOWNERS
                          10:00 A.M., NOVEMBER 27, 2007



November 2, 2007

Dear Shareowner:

The 2007 Annual Meeting of shareholders ("Annual Meeting") of Capital Alliance Income Trust Ltd., A Real Estate Investment Trust, a Delaware corporation ("CAIT" or the "Company" or the "Corporation"), will be held in the Company's offices on November 27, 2007 at 10:00 a.m., local time, at 100 Pine Street, Suite 2450, San Francisco, California 94111, to address all maters that may properly come before the meeting. Following a report on CAIT's operations, shareowners will vote on:

1. Election of three directors (one Class I director; one Class II director; one Class III director).

Shareowners of record at the close of business on October 25, 2007, will be entitled to vote at the Annual Meeting and any adjournments or postponements thereof. Submitting your proxy by any method will not affect your right to attend the meeting and vote. A shareholder who gives a proxy may revoke it at any time before it is exercised by voting in person at the annual meeting, by delivering a subsequent proxy or by notifying the Corporate Secretary in writing of such revocation.



/s/ Gregory Bronshvag
---------------------
Gregory Bronshvag
Corporate Secretary









________________________________________________________________________________

         PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED
           ENVELOPE OR VOTE YOUR SHARES VIA TELEPHONE OR THE INTERNET
________________________________________________________________________________

                                TABLE OF CONTENTS

PROXY STATEMENT..............................................................1
   General...................................................................1
   Voting Rights and Outstanding Shares......................................1
   Quorum Requirements.......................................................1
   Effect of Abstentions and Broker Non-Votes................................1
   Revocability of Proxies...................................................2
   Householding..............................................................2
GENERAL CORPORATION INFORMATION..............................................2
   Directors and Executive Management........................................2
   Board Committees..........................................................3
   Board and Committee Meetings..............................................4
   Executive Officers........................................................4
   Stock Holdings of Management, Directors and Principal Stockholders........5
   Certain Relationships and Related Transactions............................6
PROPOSAL ONE - ELECTION OF DIRECTORS.........................................6
OTHER BUSINESS...............................................................8
EXECUTIVE COMPENSATION.......................................................8
   Executive Compensation Discussion and Analysis............................8
   Management Compensation...................................................8
   Cash Compensation Table...................................................9
   Named Executive Officer Compensation......................................9
   Summary Compensation Table...............................................10
   Equity Awards Table......................................................10
   Equity Compensation Plan Information.....................................11
COMPENSATION COMMITTEE REPORT...............................................11
DIRECTOR COMPENSATION.......................................................11
STOCKHOLDER PROPOSALS AND NOMINATIONS.......................................12
AUDIT COMMITTEE REPORT......................................................13
   Composition..............................................................13
   Responsibilities.........................................................13
   Review with Management and Independent Accountants.......................13
   Summary..................................................................13
ADDITIONAL ACCOUNTANT INFORMATION...........................................13
   Accountant Fees..........................................................14
   Pre-Approval Policy for Audit and Non-Audit Services.....................14
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES ACT OF 1934.................14
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.............................14
MISCELLANEOUS...............................................................15
EXHIBIT A - AUDIT COMMITTEE CHARTER.........................................16

PROXY FOR ANNUAL MEETING....................................................19

                       Capital Alliance Income Trust Ltd.,
                         A Real Estate Investment Trust
________________________________________________________________________________
          100 Pine Street, Suite 2450 - San Francisco, California 94111
                                 (415) 288-9595

                                 PROXY STATEMENT


General

The enclosed Proxy and Proxy Statement is provided by Capital Alliance Income Trust Ltd., A Real Estate Investment Trust, a Delaware corporation ("CAIT" or the "Company" or the "Corporation"), for exercise at the Annual Meeting of the Corporation's shareowners, to be held at the Corporation's offices, 100 Pine Street, Suite 2450, San Francisco, California 94111 at 10:00 a.m., local time, on Tuesday, November 27, 2007, and at any postponements or adjournments thereof (the "Annual Meeting").

Accompanying this Proxy Statement is the Corporation's 2007 Annual Report to the SEC on Form 10K-SB, including the Corporation's audited financial statements for calendar year 2006. The Corporation is mailing the Notice to Shareowners of Annual Meeting, the Proxy Statement and the accompanying Proxy on or about November 7, 2007 to all shareowners entitled to notice of, and to vote at, the Annual Meeting.

The Corporation will bear the cost of this solicitation of proxies. Solicitations will be made by mail. The Corporation's officers and employees may solicit proxies personally or by telephone. The Corporation will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of stock.

Voting Rights and Outstanding Shares

Your vote is important and you are urged to vote in advance. Shareowners of record at the close of business on October 25, 2007 (the "Record Date") are entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were issued and outstanding and entitled to vote 500,032 shares of the Corporation's Common Stock, par value $.01 per share ("Common Stock") and 213,820 shares of the Corporation's Series "A" Preferred Stock, par value $.01 per share ("Series "A" Preferred Stock") (individually, "Stock", and collectively, the "Stock"). Each share is entitled to one vote.

As of September 30, 2007, the Corporation holds treasury stock of 119,500 shares of Common Stock and 16,919 shares of Series "A" Preferred Stock. Treasury shares may not vote.


Quorum Requirements

The presence in person or by proxy, of shareholders entitled to cast 35% of all the votes entitled to be cast at the Annual Meeting constitutes a quorum for the transaction of business. If a quorum is not present at the meeting, the meeting will be adjourned to solicit additional proxies.


Effect of Abstentions and Broker Non-Votes

Proxies received but marked as abstentions and "broker non-votes", that may result from beneficial owners' failure to give specific instructions to their brokers or other nominees holding in "street name" will be counted as "present" to determine whether there is a quorum. However, abstentions and "broker non-votes" will have the effect of a vote against a proposal requiring the affirmative vote of a certain percentage of shares outstanding. A broker will vote shares held by the broker only if the holder of the shares provides the broker with instructions how to vote. A properly signed proxy marked "Withhold Authority" with respect to the election of one or more directors will not be voted for the directors so indicated but will be counted to determine whether there is a quorum.

If there are insufficient holders of shares of stock present to constitute a quorum or insufficient affirmative votes to approve any matter presented for approval, the Annual Meeting may be postponed or adjourned one or more times to permit for solicitation of proxies. Directors are elected by plurality vote. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present will be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of votes cast is required by statute or by the bylaws of the Corporation.

Shares of stock represented by properly executed and returned Proxies, unless revoked, will be voted at the Annual Meeting in accordance with the instructions thereon. If a properly executed and returned Proxy contains no instructions, it will be voted: (1) for the election to the Board of the persons specified on the Proxy. The Corporation's directors do not know of any matter that will be presented for consideration at the Annual Meeting other than the proposals described in this Proxy Statement.


Revocability of Proxies

Any shareholder giving a Proxy pursuant to this solicitation has the power to revoke that Proxy at any time before the shares to which it relates are voted either (i) by filing with the Corporation, at its principal executive offices, written notice of revocation on a duly executed Proxy bearing a later date, or
(ii) by attending the Annual Meeting, withdrawing the Proxy, and voting in person.


Householding

"Householding" is a program, approved by the Securities and Exchange Commission (the "SEC"), which allows companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of stockholder proxy material to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our common stock in street name, your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be "householding" materials to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account. If you hold shares of our common stock in your own name as a holder of record, "householding" will not apply to your shares.


                         GENERAL CORPORATION INFORMATION


Directors and Executive Management

The Board, which currently consists of the six individuals listed below, directs the management of the Corporation's business. Directors Blackburn, Grainer and Jones are Independent Directors. Directors Swartz and Konczal are former officers and are Non-Independent Directors. Director Wrensen is the Corporation's Chief Executive Officer, President and Chief Financial Officer and is a Non-Independent Director.

The Corporation's current directors, respective positions and status:

Directors:

  Name                                                           Position                      Status
  ----                                                           --------                      ------
  Thomas B. Swartz ................................     Class I Director and             Non-Independent
                                                        Chairman of the Board
  Alan R. Jones ...................................     Class I                          Independent
                                                        Director
  Dennis R. Konczal ...............................     Class II                         Non-Independent
                                                        Director
  Ace J. Blackburn, Jr.............................     Class II                         Independent
                                                        Director
  Richard J. Wrensen ..............................     Class III                        Non-Independent
                                                        Director
  James L. Grainer ................................     Class III                        Independent
                                                        Director
                                       2

The Corporation's current executive officers and their positions:

Executive Officers:

  Name                                                  Position
  Richard J. Wrensen .............................      Chief Executive Officer, President and Chief
                                                        Financial Officer
  Gregory Bronshvag ..............................      Vice President of Operations and Corporate
                                                        Secretary

Board Committees

The Board's standing committees and a summary of each committee's responsibilities follows.

Audit Committee.    The members of the Audit Committee are independent (as
independence is defined in Section 121(A) of the American Stock Exchange listing standards). The Audit Committee:

     1. Appoints the Corporation's independent registered public accounting firm (pursuant to the Sarbanes-Oxley Act of 2002) and reviews the arrangements for and the scope of the audit conducted by those accountants;
     2.   Reviews the Corporation's accounting functions and operations;
     3. Considers the adequacy and effectiveness of the system of accounting controls, including any proposed corrective actions;
     4. Reviews and monitors the Corporation's policies regarding legal and regulatory requirements, business ethics and conflicts of interest; and
     5. Discusses with management and the independent accountants the Corporation's draft annual financial statements, key accounting and reporting matters and assess the independence and performance of the independent accountants.

The Audit Committee for the year ended December 31, 2006 consisted of Directors Brooks (Chairman) and Grainer. Both Messrs. Brooks and Grainer were qualified by the Board of Directors as Financial Experts. Mr. Brooks resigned from the Board of Directors on August 2, 2007. Mr. Grainer was elected Chairman of the Audit Committee on August 13, 2007. Directors Jones and Blackburn were appointed to the Audit Committee on August 23, 2007 and September 6, 2007, respectively. The Audit Committee's charter is available at the Company's website www.caitreit.com.

Nominating and Corporate Governance Committee. The members of the Nominating and Corporate Governance Committee are independent directors (as independence is defined in Section 121(A) of the American Stock Exchange listing standards). The Nominating and Corporate Governance Committee:

     1. Recommends nominees for election or re-election as Directors for each annual shareholder meeting;
     2. Recommends candidates to be elected by the Board as necessary to fill vacancies and newly created directorships;
     3.   Recommends a Director to serve as Chairman of the Board of Directors;
     4.   Oversees the annual evaluation of the Board; and
     5. At least annually reviews and assesses the adequacy of corporate governance policies and recommends any proposed corporate governance policy changes to the Board.

The Nominating Committee for the year ended December 31, 2006 consisted of Directors Brooks and Grainer as Co-Chairman. (During 2007 committee's name was changed to the Nominating and Corporate Governance Committee and its responsibilities were expanded to include corporate governance.) Mr. Brooks resigned from the Board of Directors on August 2, 2007. Directors Jones and Mr. Blackburn were appointed to the Nominating and Corporate Governance Committee on August 23, 2007 and September 6, 2007, respectively. Mr. Jones was elected Chairman of the Nominating and Corporate Governance Committee on August 23, 2007. The Nominating and Corporate Governance Committee's charter is available at the Company's website www.caitreit.com.

Compensation Committee.     On December 27, 2006, the Board established a
Compensation Committee. Messrs. Brooks and Grainer were appointed to serve as Co-Chairmen. The Compensation Committee:

     1. Negotiates the terms of employment for the Company's Named Executive Officer;
     2.   Recommends the Director's compensation; and
     3.   Oversees the Company's 1998 Incentive Stock Option Plan.

Mr. Brooks resigned from the Board of Directors on August 2, 2007. Directors Jones and Blackburn were appointed to the Compensation Committee on August 23, 2007 and September 6, 2007, respectively.

Executive Committee.   The Executive Committee is empowered to exercise any of
the Board's powers over the Corporation's business affairs except those powers specifically reserved to the full Board, the Audit Committee, the Nominating and Corporate Governance Committee, the Compensation Committee or the shareholders. The Executive Committee consists of Directors Grainer, Swartz and Wrensen.


Board and Committee Meetings

During 2006, the Board of Directors held one special meeting and eleven regular Directors' meetings, the Audit Committee held six meetings (at least one meeting was held each quarter), the Nominating Committee held one meeting, the Compensation Committee held one meeting and the Executive Committee held no meetings. The Independent Directors also met twice as a group in executive session, without the attendance of management or the Non-Independent Directors, to review the Company's affairs. During 2006 each Director attended at least 75% of the Board and 75% of the committee meetings (either in person or by telephonic conference calls) that they were eligible to attend.

The Company encourages all Directors to attend the 2007 Annual Meeting of Shareholders. The 2006 Annual Meeting was attended by Directors Grainer, Konczal, Swartz and Wrensen.


Executive Officers

The business experience of each of the Corporation's executive officers is set forth below.

Richard J. Wrensen, age 52, has served as President and Chief Executive Officer of the Corporation, since December 29, 2006 and from 1997 until present as Chief Financial Officer. As a Class III Director, his term expires in 2008. From December, 1997 until June, 2006, Mr. Wrensen was a senior executive and shareholder of Capital Alliance Advisors Inc ("CAAI"). During 1997 Mr. Wrensen was Senior Vice-President of Finance and Chief Financial Officer with a Japanese merchant builder and from 1987 to 1997 was Chief Financial Officer of a national real estate investment firm. From 1985 through 1986, Mr. Wrensen provided strategic management consulting with an international strategy management consulting firm. Mr. Wrensen became a Certified Public Accountant in 1979. He earned a Masters of Business Administration from the Hass School of Business, University of California, Berkeley and a B.S. Accounting from the University of Florida.

Gregory Bronshvag, age 39, has served as Vice President and Secretary of the Corporation since March 12, 2007. From April, 2001 until March, 2006, Mr. Bronshvag was an operations analyst and staff accountant for CAAI. Mr. Bronshvag was a high school mathematics teacher in the San Francisco Unified School District from 1993 until 2000. Mr. Bronshvag earned a Masters of Business Administration from the Keller Graduate School of Management, Devry University and a B.S. in Applied Mathematics from the Johns Hopkins University in Baltimore, Maryland.

Stock Holdings of Management, Directors and Principal Stockholders

The following table sets forth certain information regarding beneficial ownership of the Corporation's Common and Preferred Stock as of October 15, 2007 by (1) each person that beneficially owns more than five percent of the Corporation's Common and Preferred Stock, (2) each Director as of such date, (3) the Corporation's executive officers and (4) all Directors and executive officers as a group.

Unless otherwise indicated in the footnotes to the table, the beneficial owners named have, to the knowledge of the Corporation, sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.

                                                                    Number of Shares            Percentage of Net
                                                                   Beneficially Owned           Shares Outstanding
                                                                 ------------ -----------    ------------ ------------
       Name of Beneficial Owner                                    Common     Preferred        Common      Preferred
       ------------------------                                    ------     ---------        ------      ---------
       Richard J. Wrensen (1) ................................     85,075        686            22.4%          *
       Thomas B. Swartz (2),(4) ..............................      5,133      1,879             1.3%          *
       Dennis R. Konczal (3),(4) .............................     17,632        984             4.6%          *
       Ace J. Blackburn, Jr. .................................        100          0                *          0
       James L. Grainer ......................................        200          0                *          0
       Alan R. Jones .........................................        100          0                *          0
       Gregory Bronshvag .....................................      1,100          0                *          0
       All directors and executive officers as a group            134,958      7,210            35.4%        3.4%
       (7 persons) (5) .......................................
       Thomas Morford (6) ....................................          0     16,334               0         8.3%

Net Shares outstanding is total shares outstanding less treasury stock. * Represents less than 1% of outstanding shares.

(1) Mr. Wrensen has unexercised options to purchase 29,329 shares of Common Stock. Mr. Wrensen's wife owns 18,600 shares of Common Stock and 3,464 Series "A" Preferred shares as of October 15, 2007, in which Mr. Wrensen claims no beneficial interest. Such holdings represent 4.9% of the outstanding Common shares and 1.8% of the net outstanding Preferred shares.

(2) Mr. Swartz has unexercised options to purchase 50,816 shares of Common Stock. Mr. Swartz's wife owns 633 shares of Series "A" Preferred Stock, as of October 15, 2007, in which Mr. Swartz claims no beneficial interest. Such holdings represent less than 1% of the net outstanding.

(3)  Mr. Konczal has unexercised options to purchase 38,124 shares of Common
     Stock.

(4) CAAI, the Corporation's former manager, owns beneficially 25,618 shares of Common Stock and 3,661 shares of Series "A" Preferred shares as of October 15, 2007, representing 6.7% of the outstanding Common shares and 1.9% of the net outstanding Series "A" Preferred shares. Messrs. Swartz and Konczal are officers and directors of CAAI and collectively own all of the outstanding Common shares of the former manager.

(5)  This total includes the Common and Preferred shares owned by CAAI.

(6)  Mr. Morford is a private investor.

Certain Relationships and Related Transactions

Messrs. Swartz and Konczal are the 100% beneficial owners of CAAI and also serve as directors and officers of CAAI. CAAI is a mortgage originator and a mortgage investment management company. Until December 29, 2006, the Corporation had a Management Agreement and a Loan Origination and Servicing Agreement, with CAAI. Pursuant to these contractual agreements, the Corporation received on a non-exclusive basis management expertise, mortgage banking expertise, and the resources of CAAI to conduct its mortgage investment, loan servicing and its mortgage loan origination and secondary mortgage market sales operations. Both of these contracts were cancelled December 29, 2006. The Corporation paid $500,000 non-renewal fee to discontinue the Management Agreement. The amounts paid for services provided to Corporation by CAAI under the Management Agreement and the Loan Origination and Servicing Agreement for the year ended December 31, 2006 were $202,943 and $422,247, respectively.

On December 29, 2006, the Company entered into a new Loan Servicing Agreement with CAAI to facilitate the administration and loan servicing of the existing mortgage portfolio and foreclosed mortgages during the transition to self management. The new Loan Servicing Agreement is cancellable by either party upon 30 days notice prior to the end of a calendar quarter (March, June, September, December). Pursuant to the contract, CAAI will receive $50 per month per mortgage loan and $500 per month per foreclosed mortgage. The contract was cancelled June 30, 2007.

Messrs. Swartz and Konczal continue to serve as Directors of Capital Alliance Income Trust and until December 29, 2006, Mr. Swartz served as Capital Alliance Income Trust's Chief Executive Officer and Mr. Konczal served as Capital Alliance Income Trust's President and Chief Operating Officer.

Messrs. Swartz and Konczal are also officers and directors of Calliance Realty Fund, LLC (a mortgage investor). Messrs. Swartz and Konczal are also involved in other residential real estate and mortgage related businesses which may generate profits or other compensation. The Capital Alliance Income Trust will not share in such compensation.

Until June 30, 2006, Mr. Wrensen was a CAAI shareholder and served as a CAAI officer and director. Effective June 30, 2006, Mr. Wrensen sold his ownership interest in CAAI and resigned as a CAAI officer and director. Mr. Wrensen continues to serve as an officer and Director of Capital Alliance Income Trust.

Capital Alliance Income Trust's Directors and their affiliates have a fiduciary duty and obligation to resolve any conflicts of interest by exercising the utmost good faith and integrity. This responsibility is also recognized in the Corporation's Code of Ethics available at its website www.caitreit.com. Additionally, the Bylaws provide that the Directors and their affiliates must upon request by the Directors disclose any investments which are within the purview of Capital Alliance Income Trust's investment policies.


                      PROPOSAL ONE - ELECTION OF DIRECTORS

The Bylaws of the Corporation provide for a variable Board of Directors with a range between three and seven members. The Board of Directors currently consists of six members comprised of three Independent Directors (Blackburn, Grainer and Jones) and three Non-Independent Directors (Wrensen, Swartz and Konczal). Commencing with the 2007 Annual Meeting election of Directors, the Nominating and Corporate Governance Committee has recommended and the Board of Directors has approved a corporate governance policy of maintaining a majority of Independent Directors.

The Directors are divided into three classes. Each class of Directors serves for a staggered three-year term. The Class I Directors are Messrs. Swartz (whose terms expire in 2009) and Jones (who was appointed in 2007 and is nominated for election at this Annual Meeting for a term to expire in 2009). The Class II Directors are Messrs. Blackburn (who was appointed in 2007 and is nominated for election at this Annual Meeting for a term to expire in 2010), and Konczal (whose term expires in 2007). The Class III Directors are Mr. Wrensen (whose term expires in 2008) and Grainer (who was appointed in 2006 and is nominated for election at this Annual Meeting for a term to expire in 2008).

On the recommendation of the Nominating and Corporate Governance Committee, the Board of Director has nominated Ace J. Blackburn Jr., James L. Grainer and Alan
R. Jones for election by the shareholders to serve as Directors. The nominees are appointed Directors with terms expiring at the Annual Meeting. The nominees have agreed to serve, if elected, and management has no reason to believe that the nominee will be unavailable to serve. Unless otherwise instructed, the proxy holders will vote Proxies received by them in favor of the election of the nominee named below. However, if the nominee becomes unavailable for election for any reason, the shares represented by those Proxies will be voted for any substitute nominee designated by the Directors. Assuming that a quorum is present, a plurality of all the votes cast at the Annual Meeting will be sufficient to elect a nominee as a Director. For purposes of the election of directors, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be counted in determining the presence of a quorum.

The Corporation's Bylaws provide a procedure for shareholder nomination of persons for election to the Board of Directors. Please see "Stockholder Proposals and Stockholder Nominations".


           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES
              LISTED BELOW, AND, IN THE ABSENCE OF INSTRUCTIONS TO
             THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS
                        PROXY STATEMENT WILL BE SO VOTED.

The following presents information concerning the person nominated for election at the Annual Meeting to the Board of Directors:

Nominees for Election as Class I Directors for Term Expiring in 2009

Alan R. Jones, 53 years of age, has worked in investment management consulting, venture capital and investment banking. Since 2004 he has served as Managing Partner of A.R. Jones & Associates, LLC, a placement agent specialized in investment management, private equity and commercial real estate. In 2000, Mr. Jones co-founded Rampant Venture Group, a venture capital firm, and served as a Managing Partner. Previously, Mr. Jones worked in institutional sales and trading for Morgan Stanley and Salomon Brothers in both New York City and San Francisco. Mr. Jones is a Trustee of Phillips Exeter Academy and a Board member of the Student Conservation Association, where he chairs the Investment Committee. He earned a Masters of Business Administration from the Wharton School at the University of Pennsylvania and a B.S. from Dartmouth College.

Nominees for Election as Class II Directors for Term Expiring in 2010

Ace J. Blackburn Jr., 52 years of age, is the Senior Vice President and Chief Financial Officer of Trango Systems, Inc. and Z-Communications, Inc. Trango and Z-Communications are affiliated companies headquartered in San Diego, California. Trango has a global presence fixed wireless products and Z-Communications manufactures electrical components. From 1992 until 2005, Mr. Blackburn was a litigation and defense partner at Cooney, Mattson, Lance, Blackburn, Richards & O'Connor where he worked with and advised many Fortune 100 companies on defense litigation and business issues. He graduated from Brown University with a BA in economics and has an MBA and JD from the University of Miami in Florida.

Nominees for Election as Class III Directors for Term Expiring in 2008

James L. Grainer, 53 years of age, Mr. Grainer was the President and Chief Financial Officer of GreenShift Corporation, a publicly listed company focused on the alternative energy and environmental sectors. Previously Mr. Grainer worked as a managing Director in investment banking with Zanett Securities and Prudential Securities. As a Certified Public Accountant, Mr. Grainer worked in Deloitte-Touche's New York office providing tax and business advisory services to a diversified group of clients.

Directors Continuing In Office

Thomas B. Swartz, 75 years of age, has served as Chairman of the Corporation since 1995 and as Chief Executive Officer from 1995 to 2006. As a Class I Director, his term expires in 2009. Mr. Swartz has also served as Chairman and Chief Executive Officer of Capital Alliance Advisors, Inc., the Corporation's former manager, since its formation in 1989 and of Sierra Capital Companies which he founded in 1980 and which sponsored and advised publicly-held equity real estate investment trusts. Prior to founding Sierra Capital Companies, Inc., Mr. Swartz was a partner in the San Francisco law firm of Bronson, Bronson & McKinnon from 1960 to 1980. He graduated from Yale University in 1954 and from Boalt School of Law of the University of California in 1959. He was an officer in the U.S. Navy from 1954 to 1959.

Richard J. Wrensen
Biographical information for Mr. Wrensen is set forth in the section of this Proxy Statement entitled "General Corporation Information: Executive Officers."


                                 OTHER BUSINESS

At this date, management knows of no other matters proposed to be brought before the Annual Meeting. If any other business should properly come before the Annual Meeting for shareholder action, the named proxies will vote the shares represented by the Proxies in accordance with their best judgment.


                             EXECUTIVE COMPENSATION


Executive Compensation Discussion and Analysis

The philosophy of the Compensation Committee of the Corporation's Board of Directors is performance based. During 2007 the Committee will seek to closely align executive compensation of its Named Executive Officers with individual and Company performance, both on a short-term and long-term basis, through a mixture of cash and performance based equity awards. Executive employee compensation may also include health, life, disability, severance and a matching Company contribution, up to the legal limit, for participation in a Company sponsored Simple Individual Retirement Account or a 401-K retirement savings plan. The Committee has the primary authority to make determinations and recommendations of Named Executive Officer compensation awards available to executive officers.

Prior to December 29, 2006 management of the Company's was contractually outsourced to Capital Alliance Advisors, Inc. ("CAAI"). During 2006, the Company's officers served without receiving any direct compensation, other than previously granted and exercisable stock options.


Management Compensation

At the 2006 Annual Meeting, the shareholders voted not to renew the Management Agreement with CAAI. The termination required a one time payment of $500,000 to CAAI and a two month extension of one half of Mr. Konczal's previously granted stock option awards. On December 29, 2006 the Board of Directors terminated the Management Agreement, authorized the termination payment and extended Mr. Konczal's stock option awards.

CAAI had two contracts with the Company, a Management Agreement and a Loan Origination and Servicing Agreement. Both contracts were cancelled on December 29, 2006. The Loan Origination and Servicing Agreement did not require a termination payment.

Pursuant to the Management Agreement CAAI received a monthly management fee, a monthly real property administration fee and quarterly incentive compensation. The management fee was one-twelfth (1/12) of 1% annually of the book value of mortgages, mortgage related investments and real property plus one-twelfth of one half percent (1/2%) of the book value of the non-mortgage assets computed at the end of each month. The real property administration fee was $500 per month for each property acquired by mortgage foreclosure. Incentive compensation was 25% of the generally accepted accounting principles Net Income (after payment of the preferred dividend) in excess of an annualized return on common equity for such quarter equal to the ten year U.S. Treasury Rate plus 2.00% (provided that the payment of incentive compensation did not reduce the annualized return on common equity for such quarter to less than the ten year U.S. Treasury Rate). CAAI also received an administration fee up to 25 basis points on mortgage fundings as reimbursement of overhead.

Pursuant to the Loan Origination and Servicing Agreement CAAI received a monthly loan origination and servicing fee equal to one-twelfth (1/12) of 2% annually of the book value of mortgages, mortgage related investments and real property computed at the end of each month.

On December 29, 2006, the Company entered into a new Loan Servicing Agreement with CAAI to facilitate the administration and loan servicing of the existing mortgage portfolio and foreclosed mortgages during the transition to self management. The new Loan Servicing Agreement is cancellable by either party upon 30 days notice prior to the end of a calendar quarter (March, June, September, December). Pursuant to the contract, CAAI will receive $50 per month per mortgage loan and $500 per month per foreclosed mortgage. The contract was cancelled June 30, 2007.


Cash Compensation Table

The following table summarizes CAAI's 2006 compensation:

     Category                                     2006 Amount
     --------                                     -----------
Management Fees                                    $ 196,943
Real Property Administration                       $   6,000
Incentive Compensation                             $      --
Mortgage Funding                                   $  28,220
Loan Originating and Servicing                     $ 394,027



Named Executive Officer Compensation

Until December 29, 2006, Mr. Swartz was the Chief Executive Officer and Mr. Konczal was the President of the Corporation. Messrs. Swartz and Konczal were also employees of CAAI. During 2006 Mr. Swartz received no executive compensation directly from the Corporation, other than the exercisability of previously granted stock options. During 2006 Mr. Konczal no executive compensation directly from the Corporation, other than the exercisability of previously granted stock options and a two month extension of one half of Mr. Konczal's previously granted stock options.

Effective June 30, 2006 Mr. Wrensen resigned as a CAAI employee and sold his ownership position in CAAI. Mr. Wrensen retained his position as Chief Financial Officer of the Company. Upon the sale of his interest in CAAI, Messrs. Swartz and Konczal owned 100% of CAAI.

On December 29, 2006, to effect the transition from the former manager to self management, Mr. Wrensen became the Corporations first employee and was appointed the Corporation's President and Chief Executive Officer. Mr. Wrensen also retained the title of Chief Financial Officer. During 2006, Mr. Wrensen received no executive compensation directly by the Corporation for his services as Chief Financial Officer or as Chief Executive Officer and President, other than the exercisability of previously granted stock options.

Upon Mr. Wrensen's appointment as President and Chief Executive Officer, the Compensation Committee agreed to recommend in 2007 an employment agreement of at least 30 months with a base salary of at least $180,000 annually, a discretionary bonus of up to 25% of the base salary and other long term and short term benefits that may include performance based equity compensation, health, life, disability, severance and a matching Company contribution, up to the legal limit, for participation in a Company sponsored Simple Individual Retirement Account or a 401-K retirement savings plan.

Summary Compensation Table

The following table presents the total compensation paid by the Company to our named Executive Officers during the year ended December 31, 2006.

          Name       Year     Stock Related Award     All Other         Total
                                      (1)          Compensation (2)
    Richard Wrensen  2006            $    --            $  --          $   --
    Thomas Swartz    2006            $    --            $  --          $   --
    Dennis Konczal   2006            $ 23,665           $  --          $ 23,665

(1) Pursuant to the termination of the Management Agreement between the Company and CAAI, Mr. Konczal received a two month Expiration Date extension for one half of 38,162 options (which were previously granted pursuant to the 1998 Stock Option Plan). The Company's 2006 financial statement expense for the option extension was $23,665.

(2) Pursuant to the sale of his interest in CAAI, if the Management Agreement between CAAI and the Company did not terminate before October 1, 2007, Mr. Wrensen would provide independent consulting services to the Company. Commencing October 1, 2007 Mr. Wrensen received compensation of $10,776 per month from CAAI, until the earlier of the termination of the Management Agreement between the Company and CAAI or December 31, 2006. The Management Agreement terminated December 29, 2006. Mr. Wrensen's remuneration was $32,328. The Company did not reimburse CAAI for this expenditure.


Equity Awards Table

The following table sets fourth the outstanding stock options as of December 31, 2006 for each individual who served as a Named Executive Officers during 2006:

                                                                                          Estimated      Estimated
        Name            Number of     Number of                                          Fair Market    Fair Market
                         Granted      Number of    Number of                              Value of       Value of
                         Options      Exercisable Unexercisable  Expiration  Exercise    Exercisable   Unexercisable
                       Outstanding     Options      Options        Date      Price ($)     Options       Options
 Richard J. Wrensen       15,000        15,000         0         22-Sep-08    $13.50       $ 4,658          $0
                          8,966         8,966          0         9-Feb-11     $ 9.06       $15,075          $0
                          5,354         5,354          0         2-Feb-10     $ 9.00       $ 8,889          $0
                          13,750        13,750         0         22-Sep-08    $13.50       $ 4,260          $0
  Thomas B. Swartz
                          13,750        13,750         0         9-Feb-11     $ 9.06       $23,118          $0
                          23,316        23,316         0         2-Feb-10     $ 9.00       $38,709          $0
                          6,875         6,875          0        22-Sept-08    $13.50       $ 2,135          $0
 Dennis R. Konczal
                          6,875         6,875          0         22-Nov-08    $13.50       $ 2,338          $0
                          6,875         6,875          0         9-Feb-11     $ 9.06       $11,559          $0
                          6,875         6,875          0         9-Apr-11     $ 9.06       $12,031          $0
                          5,312         5,312          0         2-Feb-10     $ 9.00       $ 8,819          $0
                          5,312         5,312          0         2-Apr-10     $ 9.00       $ 9,296          $0


During 2006, Messrs. Wrensen and Swartz were not granted and did not exercise any stock options.

During 2006, Mr. Konczal received a two month Expiration Date extension for one half of his 38,124 options.

Equity Compensation Plan Information

The Company has one equity compensation plan, the 1998 Incentive Stock Option Plan ("Plan"), which was approved by the shareholders on June 24, 1998. The purpose of the Plan is to provide performance based compensation in order to attract, retain and motivate the Company's key employees, officers, Directors and any other individual or entity performing services for the Company.

The exercise price of all options will not be less than 100% of the fair market value of the Common Stock on the date of the award. No option term may exceed ten years from the date of the grant and no option grant may be made under the plan after the tenth anniversary of the date the Plan was adopted by the Board (April 16, 1998).

The Board may amend the Plan at any time, except that approval by the Company's shareholders will be required for any change that materially increases benefits accruing to the Plan's participants. Options that expire, are terminated or are surrendered will be available for issuance in connections with future awards under the Plan. The Plan is administered by the Compensation Committee.

The following table summarizes the Plan's outstanding awards and options remaining available for issuance into Common Stock. Each option is exercisable for one share of Common Stock.

  Equity Compensation Plan      Number of Options Issued     Weighted Average Exercise       Number of Options
                                    and Outstanding            Price of Outstanding       Remaining Available for
                                                                      Options                Future Issuance *
---------------------------     ------------------------     -------------------------    -----------------------
1998 Incentive Stock Option             161,220                       $10.69                       12,375
            Plan

* - Excludes the potential reissuance of currently issued and outstanding options.


                          COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement. Based on this review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

This report is submitted by the Audit Committee: James L. Grainer (Chairman), Ace J. Blackburn, Jr. and Alan R. Jones

Adopted October 12, 2007

                              DIRECTOR COMPENSATION

During 2006, the Corporation's Independent Directors receive an annual retainer of $10,000 and $500 per regular board or committee meeting. Independent Directors Blomberg, Brooks and Looper also received $4,000 each for in person attendance of special meeting of the Board on February 28, 2006. During 2006 former Independent Directors Blomberg and Looper received total Board and committee compensation of $15,267 and $10,291, respectively. During 2006, total committee and meeting fees for Independent Directors Brooks and Grainer were $15,800 and $3,333, respectively.

Upon Mr. Bloomberg December 10, 2006 resignation from the Board, his options awards terminated. On December 31, 2006 Mr. Brooks held awards for: 3,750 options exercisable at $13.50 scheduled to expire on September 22, 2008; 3,750 options exercisable at $9.06 scheduled to expire on February 9, 2011; and 4,875 options exercisable at $9.00 scheduled to expire on February 2, 2010. These stock options remained unexercised and terminated upon Mr. Brooks' August 2, 2007 resignation as a Director.

Independent Directors receive reasonable reimbursement of expenses incurred in attending board or committee meetings. During 2006, Directors who are affiliates of the former manager, Capital Alliance Advisors, Inc., did not receive board or committee meeting fees but did receive reasonable reimbursement of expenses incurred in attending those meetings.


                      STOCKHOLDER PROPOSALS AND NOMINATIONS

The Bylaws of the Corporation provide a procedure for shareholder proposals and shareholder nominations of persons for election to the Board of Directors. That Procedure provides that any shareholder intending to present a proposal or nomination for election of one or more Directors at the Annual Meeting must deliver a written notice to the Corporation's Secretary at the Corporation's principal executive offices by personal delivery, registered mail, or telegraphic or facsimile transmission and be actually received by the Secretary of the Corporation on a date in the current year which corresponds to a date at least one-hundred twenty (120) days before the date on which the Corporation first mailed its proxy materials for the prior year's annual meeting of shareholders.

Any such notice of a stockholder proposal from a shareholder to the Corporation's Secretary must set forth as to each matter such shareholder proposes to bring before the meeting (i) a reasonably detailed description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and the business and residence address of the shareholder proposing such business, (iii) the class and number of shares of stock of the Corporation which are owned by such shareholder, (iv) any material interest of such shareholder in such business; and (v) any other information that is required to be provided by such shareholder pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations there under.

If the shareholder's notice to the Corporation's Secretary proposes to nominate one or more individuals for election or reelection as Director, that notice must set forth (i) the name and address of the shareholder who intends to make the nomination and of the Person or Persons to be nominated; (ii) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the Person or Persons specified in the notice; (iii) a description of all arrangements or understandings between the shareholder and each nominee and any other Person or Persons (naming such Person or Persons) pursuant to which the nomination or nominations are to be made by the shareholder; (iv) the consent of each nominee to serve as a Director if so elected; and (v) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities Exchange Act of 1934, as amended, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and.

If the shareholder's notice to the Secretary proposes to bring other business before the meeting, that notice must include a brief description of (i) that business, (ii) the reasons for conducting that business at the meeting, and
(iii) any material interest in that business held by that shareholder (and by the beneficial owner, if any, on whose behalf the proposal is made). If a shareholder proposal or nomination is not made in accordance with the procedure set forth above, the Chairman of the Annual Meeting shall (i) determine and declare at the Annual Meeting that the proposed business or nomination was not properly brought before the Annual Meeting in accordance with the procedures set forth in the Bylaws and (ii) direct that the business not be transacted or that the defective nomination be disregarded.

                             AUDIT COMMITTEE REPORT


Composition

The Audit Committee of the Board of Directors is composed of three directors, all who are independent, as required by American Stock Exchange ("AMEX") rules. The Committee operates under a written charter adopted by the Board of Directors. The charter is available at the Company's website www.caitreit.com and it is attached as Exhibit A. The members of the Audit Committee for the year ended December 31, 2006 were Stanley C. Brooks (Chairman) and James L. Grainer. Presently, the members of the Audit Committee are James L. Grainer (Chairman), Alan R. Jones and Ace J. Blackburn, Jr.


Responsibilities

The responsibilities of the Audit Committee include selecting an accounting firm to be engaged as the Corporation's independent accountants. Management is responsible for the Corporation's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Corporation's financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to assist the Board in overseeing these processes. Pursuant to the Sarbanes-Oxley Act of 2002, the Audit Committee has the sole power to appoint the independent registered public accountants to provide auditing services.


Review with Management and Independent Accountants

The Audit Committee is required to meet and hold quarterly discussions with management and the independent accountants and has done so at least quarterly during 2006. The Audit Committee discussions included not just the acceptability, of the accounting principles used in preparing the financial statements, but the reasonableness of the significant accounting judgments and estimates and the clarity of disclosure in the financial statements. The Audit Committee has reviewed and discussed the audited financial statements with management and has discussed with the independent auditors the matters required by Statement of Auditing Standards 61 ("Communication with Audit Committees"). The Audit Committee has received the written disclosures letter from the independent accountants required by Independence Standards Board Standard No.1 and has discussed with the independent accountant, the independent accountant's independence. Management has represented to the Audit Committee that the Corporation's financial statements were prepared in accordance with accounting principles generally accepted in the United States.


Summary

Based upon the representations of management, and the report by the independent accountants to management, the audited financial statements were approved by the Audit Committee for inclusion in the Corporation's Annual Report on Form 10-KSB for the year ended December 31, 2006, as filed with the Securities and Exchange Commission.

This report is submitted by the Audit Committee: James L. Grainer (Chairman), Alan R. Jones and Ace J. Blackburn, Jr.


Adopted October 12, 2007

                        ADDITIONAL ACCOUNTANT INFORMATION

The Audit Committee has preliminarily engaged Rothstein, Kass & Company LLP, independent auditors, to audit the Corporations consolidated financial statements for the year ending December 31, 2007. Rothstein, Kass & Company LLP has provided independent public accounting services to the Corporation since 2005. The Audit Committee may in its discretion at any time direct the appointment of different independent auditors, if the Audit Committee determines that such a change would be in the best interests of the Corporation and its shareholders.

A representative of Rothstein, Kass & Company LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement and is expected to be available to answer appropriate questions.


Accountant Fees

Rothstein, Kass & Company LLP audited the Corporation's financial statements and otherwise acted as the Corporation's independent registered public accounting firm with respect to the fiscal year ended December 31, 2006. Mowat, Mackie and Anderson CPA's provided the Corporation with tax compliance and reporting services for the fiscal year ended December 31, 2006. The expenses incurred for these services are summarized below:

        Service            Fiscal Year 2006               Accountants
        -------            ----------------               -----------
     Audit Fees                $ 68,016           Rothstein, Kass & Company
     Audit-Related Fees        $ 5,500            Rothstein, Kass & Company
     Tax Fees                  $ 6,500            Mowat, Mackie and Anderson
     All Other Fees            $    --                   ----------
             Total Fees        $80,016

Pre-Approval Policy for Audit and Non-Audit Services

The Audit Committee's policy is to review and pre-approve the scope, terms and related fees of all auditing services provided by the registered independent public accountants, subject to the de minimus exceptions for non-audit services which are approved by the Audit Committee prior to the completion of the audit.


           COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES ACT OF 1934

Section 16(a) of the Securities Act of 1934 requires the Corporation's Directors and executive officers, and persons who own more than ten percent of a registered class of the Corporation's securities to file with the Commission initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of the Corporation. Officers, Directors and greater than ten percent stockholders are required by the Commission's regulations to furnish the Corporation with copies of all Section 16(a) forms they file.

To the best of the Corporation's knowledge, all Section 16(a) filing requirements applicable to its Officers and Directors have been satisfied by such persons for the fiscal year which ended December 31, 2006.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Corporation's Annual Report on Form 10-KSB for the year ended December 31, 2006, and is incorporated herein by reference.

All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date hereof and prior to the date of the meeting or any adjournment or postponement thereof shall be deemed to be incorporated by reference herein and made a part hereof from the date of the filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other document subsequently filed with the Commission which also is deemed to be incorporated by reference herein modified or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

The Company will provide without charge to each person to whom a copy of this Proxy Statement is delivered, upon the written or oral request of such person, a copy of any or all of the documents incorporated by reference herein (not including the exhibits to such documents, unless such exhibits are specifically incorporated by reference in such documents). Requests for such copies should be directed to Capital Alliance Income Trust Ltd., 100 Pine Street, Suite 2450, San Francisco, California 94111, Attention: Gregory Bronshvag, Corporate Secretary.


                                  MISCELLANEOUS

The proxy statement and the accompanying Proxy are being solicited by the order of the Directors, and all costs related to this solicitation will be borne by the Corporation. Proxies may be solicited by mail, telephone, or telegram or in person. The Manager of the Corporation will request banks, brokerage houses, and other institutions, nominees, or fiduciaries that hold shares in their names to forward the solicitation materials to the beneficial owners thereof, and the Corporation will reimburse those persons for their reasonable expenses in so forwarding these materials. Directors and officers and regular employees of the Company may, without additional compensation, solicit Proxies by telephone or telegram or in person.

BY ORDER OF THE DIRECTORS,

Gregory Bronshvag
Corporate Secretary

San Francisco, California
November 2, 2007

                       EXHIBIT A - AUDIT COMMITTEE CHARTER

Purpose
-------
The Audit Committee is appointed by the Board of Directors ("Board") to assist the Board in its fiduciary responsibilities to provide oversight with respect to:

     1. The integrity of the financial statements and other financial information;

     2.   The Company's system of internal controls;

     3.   Compliance by the Company with legal and regulatory requirements; and

     4. Engagement and assessment of the independence and performance of the Company's independent auditors.

Membership
----------
The members of the Audit Committee shall be appointed by the Board and consist of at least two directors, all of whom shall satisfy the independence and experience requirements of the Board, the American Stock Exchange and any additional or supplemental independence standards applicable to committees established under any applicable law, rule or regulation. In the judgment of the Board, all Committee members shall be financially literate and at least one member shall be a "financial expert" as defined by the rules and regulations of the Securities and Exchange Commission.

Meetings and Reports
--------------------
The Committee shall meet at least four times per year, generally in conjunction with the release of the Company's quarterly financial results, and shall meet separately and privately with the independent auditors and with management to discuss matters warranting attention or private consideration by the Committee. Additional meetings may occur as the Committee or its Chairman deems advisable.

The Committee will maintain written minutes of its proceedings and the Committee Chairman will report on its actions and activities at the next meeting of the Board of Directors. The Committee Chairman will be responsible for providing Committee members with copies of the minutes of each meeting and any actions taken by unanimous written consent. The Committee's minutes will be filed with the minutes of the Board of Directors.

Resources and Authority
-----------------------
The Audit Committee shall have the resources and authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Company shall also provide funding, as determined by the Committee, for payment of compensation to the independent auditors engaged by the Committee.

Responsibilities
----------------
The responsibilities of the Committee shall include:

     1. Annually review the adequacy of this Charter, which shall be included in the annual proxy statement at least once every three years, and recommend any proposed changes to the Board for approval.

     2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices, the adequacy of internal controls that could significantly affect the Company's financial statements, and any alternative accounting treatments permitted under accounting principles generally accepted in the United States that have been discussed with management, as well as any preferred treatment.

     3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

     4. Review with management and the independent auditor the Company's annual and quarterly financial statements prior to the filing of its Form 10-K or Form 10-Q, respectively.

     5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

     6. Review the effect of major changes to new or proposed auditing and accounting principles, reporting standards and practices as suggested by the independent auditor, internal auditor, if any, or management.

     7. Have the authority and responsibility for the appointment, compensation, retention, and oversight of the work of the independent auditor, or any other firm engaged by the Company for the purpose of preparing or issuing an audit or attestation report on financial information of the Company, including resolution of disagreements between management and the auditor regarding financial reporting.

     8. Pre-approve all audit and permitted non-audit services to be performed by the independent auditor.

     9. Receive periodic reports from the independent auditor regarding the auditor's independence consistent with Independence Standards Board Standard 1, discuss such reports with the auditor, and if so determined by the Audit Committee, take appropriate action to oversee the independence of the auditor.

     10. Evaluate together with management the performance of the independent auditor and, if so determined by the Audit Committee, replace the independent auditor.

     11. Review the adequacy of the Company's internal controls and internal auditing function.

     12. Review the responsibilities, budget, staffing and significant reports of the internal audit department, if any, and management's responses.

     13. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

     14. Discuss with the independent auditor the matters required to be addressed by Statement on Auditing Standards No. 61 and Section 204 of the Sarbanes-Oxley Act of 2002, relating to the conduct of the audit and the quality of the Company's financial reporting.

     15. Review with the independent auditor the management letter provided by the auditor and the Company's response to that letter. Such review shall include:

     16.  Any changes required in the planned scope of the audit.

     17. Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

     18. Review the disclosures made by the Chief Executive Officer and the Chief Financial Officer/Principal Accounting Officer in connection with the required certifications accompanying the Company's reports required to be filed with the Securities and Exchange Commission.

     19. Advise the Board from time to time with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's code of conduct.

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     20.  Meet with the Company's legal counsel to review legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

     21. Meet at least annually with the Chief Financial Officer, the senior internal auditing executive, if any, and the independent auditor in separate executive sessions.

     22. Review all related party transactions, both financial and administrative, for potential conflicts of interest on an ongoing basis and approve all such transactions.

     23. Establish procedures, under confidential and anonymous submissions, for the receipt, retention and treatment of complaints regarding accounting, internal accounting control or auditing matters.

     24. Supervise preparation of the Committee's report, as required by the Securities and Exchange Commission to be included in the Company's annual report to shareholders.

While the Audit Committee has the responsibilities and powers set forth in this Charter, the Audit Committee's function is one of oversight. The Company's management is responsible for preparing the Company's financial statements and, along with the internal auditors, if any, for developing and maintaining systems of internal accounting and financial controls. The independent auditors will assist the Audit Committee and the Board in fulfilling their responsibilities for the review of these financial statements and internal controls. The Audit Committee expects the independent auditors to call its attention to any accounting, auditing, internal accounting control, regulatory or other related matters that they believe warrant consideration or action. The Audit Committee recognizes that the financial management and the internal and independent auditors have more knowledge and information about the Company than do Audit Committee members. Consequently, in carrying out its oversight responsibilities, the Audit Committee does not provide any expert or special assurance as to the Company's financial statements or internal controls or any professional certification as to the independent auditors' work.



                 Approved by the Audit Committee: March 11, 2007




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                       Capital Alliance Income Trust Ltd.,
                         A Real Estate Investment Trust
________________________________________________________________________________
          100 Pine Street, Suite 2450 o San Francisco, California 94111
                    Tel: (415) 288-9595 o Fax: (415) 576-1810

                            PROXY FOR ANNUAL MEETING
                                NOVEMBER 27, 2007


The undersigned, as record owner of the securities of Capital Alliance Income Trust Ltd., A Real Estate Investment Trust, a Delaware corporation ("Corporation"), described below, hereby revokes any previous proxies and appoints Gregory Bronshvag, the Corporate Secretary and Inspector of Elections, with power of substitution and revocation and for and in the name of the undersigned, to vote and otherwise represent all of the shares of the undersigned at the meeting and any adjournment thereof, with the same effect as if the undersigned were present and voting the shares. The shares represented by this proxy shall be voted in the following manner:



A.   PROPOSAL ONE: ELECTION OF DIRECTORS

The Board of Directors recommends a vote FOR ALL NOMINEES to the Board of Directors.

     NOMINEES                     FOR       WITHHOLD
     --------                     ---       --------

01.  ACE J. BLACKBURN, JR.        [_]          [_]

02.  JAMES L. GRAINER             [_]          [_]

03.  ALAN R. JONES                [_]          [_]




The shares represented by this proxy will be voted as you have indicated above.






                        -----------------------------------------------------
                        (Sign exactly as name appears on your account statement)
Dated:         2007
       --------         -----------------------------------------------------
                        Name (Shareholder of record)


Number of Preferred Shares                Number of Common Shares
                           ------------                           ---------


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